Exhibit 10.1

WE 2014-1, LLC
1140 Avenue of the Americas
New York, NY 10036

January 9, 2018

FlexShopper 2, LLC
2700 N. Military Trail, Suite 200
Boca Raton, FL 33431

Re: Notice to Extend Commitment Termination Date

Ladies and Gentlemen:

We refer to the Credit Agreement (as amended from time to time, the “Credit Agreement”), dated as of March 6, 2015, among FlexShopper 2, LLC, Wells Fargo Bank, National Association, as paying agent, the various lenders from time to time party thereto and WE 2014-1, LLC, as administrative agent. Capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement.

Pursuant to the Credit Agreement, the Administrative Agent and the Lender hereby notify the Company that the date in clause (i) of the definition of “Commitment Termination Date” is hereby extended from April 1, 2018 to August 31, 2018.

Please acknowledge this letter by countersigning under your name below.

[Signature Page Follows]

WE 2014-1, LLC,
as Administrative Agent and Lender

By:	/s/ Thomas Buttacavoli
Name:	Thomas Buttacavoli
Title:	Manager

Acknowledged as of the date first above written:

FLEXSHOPPER 2, LLC,
as a Company

By:	/s/ Brad Bernstein
Name:	Brad Bernstein
Title:	CEO